                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported) May 4, 2006

                          Long Beach Acceptance Corp.

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             (Exact name of registrant as specified in its charter)

            Delaware                   333-75958                 33-0660404
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 (State or Other Jurisdiction      (Commission File           (I.R.S. Employer
       of Incorporation)                Number)              Identification No.)

         One Mack Centre Drive                                      07652
          Paramus, New Jersey                                -------------------
 (Address of Principal Executive Offices)                         (Zip Code)

       Registrant's telephone number, including area code   (201) 262-5222
                                                           ---------------------

                                    No Change
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          (Former name or former address, if changed since last report)

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Item 8.01. Other Events

         In connection with the offering of Long Beach Acceptance Auto
Receivables Trust 2006-A, Asset-Backed Notes, Series 2006-A, certain
"Computational Materials", dated May 16, 2006, within the meanings of the May
20, 1994 Kidder, Peabody No-Action Letter and the February 17, 1995 Public
Securities Association No-Action Letter were furnished to certain prospective investors (the "Related Computational Materials").

Item 9.01. Financial Statements and Exhibits

      (a)  Not applicable

      (b)  Not applicable

      (c)  Exhibit 99.1. Related Computational Materials (as defined in Item
           8.01 above).

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                                   SIGNATURES

         Pursuant to the requirements of Section 13 or 15(d) of the Securities
Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                            LONG BEACH ACCEPTANCE CORP.
                            ----------------------------------------------------
                            Registrant and on behalf of Long Beach Acceptance
                            Auto Receivables Trust 2006-A

                                 By:  /s/ Stephen W. Prough
                                      ------------------------------------------
                                      Name:  Stephen W. Prough
                                      Title: President and Chairman of the Board

Dated:  May 4, 2006

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                                  EXHIBIT INDEX

EXHIBIT NO.    DESCRIPTION
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99.1           Related Computational Materials (as defined in Item 8.01 above).